EXHIBIT 1

JOINT FILING AGREEMENT

Pursuant to Rule 13(d)-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on Schedule 13D is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of July 20, 2018.

OAKTREE VALUE EQUITY HOLDINGS, L.P.

By:	Oaktree Value Equity Fund GP, L.P.
Its:	General Partner

By:	Oaktree Value Equity Fund GP, Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Brian Price
Name:	Brian Price
Title:	Vice President

OAKTREE VALUE EQUITY FUND GP, L.P.

By:	Oaktree Value Equity Fund GP, Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Brian Price
Name:	Brian Price
Title:	Vice President

OAKTREE VALUE EQUITY FUND GP LTD.

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Brian Price
Name:	Brian Price
Title:	Vice President

OAKTREE CAPITAL MANAGEMENT, L.P.

By:	/s/ Brian Price
Name:	Brian Price
Title:	Vice President

OAKTREE HOLDINGS, INC.

By:	/s/ Brian Price
Name:	Brian Price
Title:	Vice President

OAKTREE FUND GP I, L.P.

By:	/s/ Brian Price
Name:	Brian Price
Title:	Authorized Signatory

OAKTREE CAPITAL I, L.P.

By:	/s/ Brian Price
Name:	Brian Price
Title:	Vice President

OCM HOLDINGS I, LLC

By:	/s/ Brian Price
Name:	Brian Price
Title:	Vice President

OAKTREE HOLDINGS, LLC

By:	/s/ Brian Price
Name:	Brian Price
Title:	Vice President

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Brian Price
Name:	Brian Price
Title:	Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Brian Price
Name:	Brian Price
Title:	Vice President